UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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LEE ENTERPRISES, INCORPORATED
(Name of Registrant as Specified in Its Charter)

MNG ENTERPRISES, INC. MNG INVESTMENT HOLDINGS, LLC STRATEGIC INVESTMENT OPPORTUNITIES LLC ALDEN GLOBAL CAPITAL LLC HEATH FREEMAN
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Alden Global Capital, LLC, together with the other participants named herein (collectively the “Stockholder Group”), has filed a preliminary proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes to withhold on the election of certain directors, Mary E. Junck and Herbert W. Moloney III, of Lee Enterprises, Incorporated, a Delaware corporation (the “Company”), at the Company’s 2022 annual meeting of stockholders (the “Annual Meeting”).

Item 1: On February 22, 2022, a member of the Stockholder Group, Strategic Investment Opportunities LLC (“Opportunities”), filed a complaint (the “Complaint”) in the Court of Chancery of the State of Delaware with respect to Lee Enterprises, Incorporated’s determination that the election of directors at the Annual Meeting is “contested” and that a plurality voting standard applies. A copy of the Complaint is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2: On February 22, 2022, representatives of Alden Global Capital LLC distributed the Complaint to certain media outlets with the following message:

Please see the attached lawsuit seeking to prevent Lee from brazenly disenfranchising shareholders by rigging the upcoming director election to guarantee the re-election of entrenched directors who have profited substantially even while the company is in a downward spiral and its journalism is suffering. After announcing in December 2021 that no valid stockholder nominations had been received, and winning a court ruling on that point, Lee is now using an illegal voting standard that prevents shareholders from meaningfully participating if they wish to vote against two deeply entrenched directors -- Mary Junck and Herbert Moloney. This year’s election is of particular importance since these directors are only up every three years.

Lee’s nominees are clearly the only candidates up for election, but the Lee Board is falsely claiming that this year’s election is ‘contested’ in order to use an improper ‘plurality’ voting standard -- ensuring re-election for nominees who receive even as little as a single vote in their favor. Alden remains committed to ensuring Lee’s shareholders have the opportunity they deserve to decide if board members should be protected at all cost or forced out for doing a bad job.

With this latest brazen act, Lee’s self-interested Board continues to prioritize themselves over shareholders who have the right to elect directors. Alden’s lawsuit is aimed at ensuring that it is Lee’s shareholders who elect Lee’s directors, not Lee’s Board.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Alden Global Capital, LLC, together with the other participants named herein (collectively the “Stockholder Group”), has filed a preliminary proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes in connection with the 2022 annual meeting of stockholders of Lee Enterprises, Incorporated (the “Company”).

THE STOCKHOLDER GROUP STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the solicitation are anticipated to be Strategic Investment Opportunities LLC (“Opportunities”), MNG Enterprises, Inc. (“MNG Enterprises”), MNG Investment Holdings, LLC (“MNG Holdings”), Alden Global Capital LLC (“Alden”) and Heath Freeman.

As of the date hereof, Opportunities directly beneficially owns 371,117 shares of Common Stock. MNG Holdings, as the managing member of Opportunities, may be deemed the beneficial owner of the 371,117 shares of Common Stock owned directly by Opportunities. MNG Enterprises, as the sole member of MNG Holdings, may be deemed the beneficial holder of the 371,117 shares of Common Stock owned directly by Opportunities. Alden, as the investment manager of funds that collectively hold a majority voting interest in MNG Enterprises, may be deemed the beneficial owner of the 371,117 shares of Common Stock owned directly by Opportunities. Mr. Freeman, as the President of Alden, may be deemed the beneficial owner of the 371,117 shares of Common Stock owned directly by Opportunities.

Item 3: On February 22, 2022, the Stockholder Group issued the following press release:

Alden Global Capital, LLC Announces That Affiliate Has Filed a Lawsuit Seeking To Prevent Lee Enterprises from Disenfranchising Shareholders

WEST PALM BEACH, Fla.--(BUSINESS WIRE)--Alden Global Capital, LLC announced that its affiliate filed a lawsuit seeking to prevent Lee from brazenly disenfranchising shareholders by rigging the upcoming director election to guarantee the re-election of entrenched directors who have profited substantially even while the company is in a downward spiral and its journalism is suffering. After announcing in December 2021 that no valid stockholder nominations had been received, and winning a court ruling on that point, Lee is now using an illegal voting standard that prevents shareholders from meaningfully participating if they wish to vote against two deeply entrenched directors -- Mary Junck and Herbert Moloney. This year’s election is of particular importance since these directors are only up every three years.

Lee’s nominees are clearly the only candidates up for election, but the Lee Board is falsely claiming that this year’s election is ‘contested’ in order to use an improper ‘plurality’ voting standard -- ensuring re-election for nominees who receive even as little as a single vote in their favor. Alden remains committed to ensuring Lee’s shareholders have the opportunity they deserve to decide if board members should be protected at all cost or forced out for doing a bad job.

With this latest brazen act, Lee’s self-interested Board continues to prioritize themselves over shareholders who have the right to elect directors. Alden’s lawsuit is aimed at ensuring that it is Lee’s shareholders who elect Lee’s directors, not Lee’s Board.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Alden Global Capital, LLC, together with the other participants named herein (collectively the “Stockholder Group”), has filed a preliminary proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes in connection with the 2022 annual meeting of stockholders of Lee Enterprises, Incorporated (the “Company”).

THE STOCKHOLDER GROUP STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the solicitation are anticipated to be Strategic Investment Opportunities LLC (“Opportunities”), MNG Enterprises, Inc. (“MNG Enterprises”), MNG Investment Holdings, LLC (“MNG Holdings”), Alden Global Capital LLC (“Alden”) and Heath Freeman.

As of the date hereof, Opportunities directly beneficially owns 371,117 shares of Common Stock. MNG Holdings, as the managing member of Opportunities, may be deemed the beneficial owner of the 371,117 shares of Common Stock owned directly by Opportunities. MNG Enterprises, as the sole member of MNG Holdings, may be deemed the beneficial holder of the 371,117 shares of Common Stock owned directly by Opportunities. Alden, as the investment manager of funds that collectively hold a majority voting interest in MNG Enterprises, may be deemed the beneficial owner of the 371,117 shares of Common Stock owned directly by Opportunities. Mr. Freeman, as the President of Alden, may be deemed the beneficial owner of the 371,117 shares of Common Stock owned directly by Opportunities.

Contacts

Investors
Innisfree M&A Incorporated
Scott Winter / Jonathan Salzberger / Gabrielle Wolf
(212) 750-5833

Media
Cameron Gurley
(646) 660-8642
cameron@goldin.com